UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 7, 2012

CHINA SHEN ZHOU MINING & RESOURCES, INC .

(Exact name of registrant as specified in its charter)

Nevada	001-33929	87-0430816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

No. 166 Fushi Road Zeyang Tower, Shijingshan District, Beijing, China 100043

(Address of principal executive offices)

86-010-8890-6927

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported, on March 23, 2012, China Shen Zhou Mining & Resources, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment No. 1”) to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of March 21, 2012, by and among the Company and certain institutional Investors (each an Investor, and, collectively, the “Investors”), which related to the purchase and sale of shares of the Company’s Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock” or the “Preferred Stock”) and warrants to purchase common stock of the Company (the “Warrants”) described in the Company’s prior Current Report on Form 8-K, dated March 21, 2012. Prior to the initial closing of the transactions contemplated by the Securities Purchase Agreement, which occurred on March 26, 2012, the parties thereto entered into Amendment No. 1 to provide for, among other things, the amendment and restatement of the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Company (the “Amended Certificate of Designations”).

On August 7, 2012, the Company entered into a series of Amendment and Exchange Agreements with each of the Investors (the “Exchange Agreements”) pursuant to which, among other things, the Company intends to amend the Amended Certificate of Designations (the “Second Amended Certificate of Designations”) to alter certain payment dates, and intends to exchange the Warrants held by the Investors for new warrants (the “Exchange Warrants”) that contain essentially the same terms as the Warrants but for a reduction of the exercise price as described in the Form of Warrant attached hereto as Exhibit 4.2.

The form of the Second Amended Certificate of Designations, the form of an Exchange Warrant and the form of an Exchange Agreement are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K.  The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents attached hereto, which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Second Amended and Restated Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of China Shen Zhou Mining & Resources, Inc.

4.2	Form of Warrant to Purchase Common Stock

10.1	Form of Amendment and Exchange Agreement, dated as of August 7, 2012, each by and between the Company and the investor party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Shen Zhou Mining & Resources, Inc.

Date: August 7, 2012	By:	/s/ Xiaojing Yu
Xiaojing Yu,
Chief Executive Officer